UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

Mercedes-Benz Auto Receivables Trust 2009-1

(Exact name of Issuing Entity as specified in its charter)

DCFS USA LLC

(Exact name of Sponsor as specified in its charter)

Daimler Retail Receivables LLC

(Exact name of Registrant as specified in its charter)

State of Delaware	333-159281-01	37-6442370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 407-4317

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

In connection with the issuance by Mercedes-Benz Auto Receivables Trust 2009-1 (the “Issuer”) of $1,081,570,000 Asset Backed Notes offered pursuant to the Prospectus dated September 23, 2009 and the Prospectus Supplement dated September 30, 2009, Daimler Retail Receivables LLC (“Daimler Retail Receivables”) has entered into the Underwriting Agreement and intends on the closing date to enter into (or that the Issuer will enter into) the other agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K. The closing date will be on or about October 9, 2009.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated September 30, 2009, among the Daimler Retail Receivables, as depositor (the “Depositor”), DCFS USA LLC (“DCFS USA”) and J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 1, 2009, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of October 1, 2009, among the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of October 1, 2009, among the Issuer, the Depositor, and DCFS USA, as seller (the “Seller”) and as Servicer.

99.1	Administration Agreement, dated as of October 1, 2009, among the Issuer, DCFS USA, as administrator, the Depositor and the Indenture Trustee.

99.2	Receivables Purchase Agreement, dated as of October 1, 2009, between the Seller and Daimler Retail Receivables, as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC

By:	/s/ Steven C. Poling
Steven C. Poling Assistant Secretary

Date: October 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 30, 2009, among the Daimler Retail Receivables LLC (“Daimler Retail Receivables”), as depositor (the “Depositor”), DCFS USA LLC (“DCFS USA”) and J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 1, 2009, between Mercedes-Benz Auto Receivables Trust 2009-1 (the “Issuer”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of October 1, 2009, among the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of October 1, 2009, among the Issuer, the Depositor, and DCFS USA, as seller (the “Seller”) and as Servicer.

99.1	Administration Agreement, dated as of October 1, 2009, among the Issuer, DCFS USA, as administrator, the Depositor and the Indenture Trustee.

99.2	Receivables Purchase Agreement, dated as of October 1, 2009, between the Seller and Daimler Retail Receivables, as purchaser.

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